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                                                                   EXHIBIT 10.47
                               SUBLEASE AGREEMENT

        THIS SUBLEASE AGREEMENT (the "Sublease") is entered into THIS _____ DAY OF AUGUST, 1998 between SVG DISTRIBUTION, INC. A CALIFORNIA CORPORATION ("Tenant"), and PHOTODISC, INC., A WASHINGTON CORPORATION ("Subtenant"). Tenant entered into a lease (the "Master Lease") with 1000 INVESTMENT ASSOCIATES, as landlord ("Landlord"), dated AUGUST 3, 1997, leasing the premises commonly known as SUITE #600 OF 1000 LENORA STREET, SEATTLE, WASHINGTON, and legally described on the attached Exhibit 1, ATTACHED HERETO AND INCORPORATED BY THIS REFERENCE HEREIN ("Master Premises"). A copy of the Master Lease, including all amendments, is attached as Exhibit 2 and incorporated by this reference HEREIN. Tenant and Subtenant agree as follows:

1.      SUBLEASE SUMMARY

        a. SUBLEASED PREMISES. Tenant leases to Subtenant and Subtenant leases from Tenant the ENTIRE Master Premises, consisting of APPROXIMATELY 8,683 rentable square feet of area on the SIXTH floor OF THE BUILDING LOCATED AT 1000 LENORA STREET, Seattle Washington, outlined on the floor plan attached as Exhibit 3 AND INCORPORATED BY REFERENCE HEREIN (the "Subleased Premises").

        b. SUBLEASE COMMENCEMENT DATE. The Sublease shall commence on NOVEMBER 1, 1998 or such earlier or later date as provided in Section 2 (the "Sublease Commencement Date").

        c. SUBLEASE TERMINATION DATE. The Sublease shall terminate at midnight on DECEMBER 31, 2002 or one day prior to the termination date of the Master Lease, whichever is earlier, unless sooner terminated in accordance with the terms of this Sublease (the "Sublease Termination Date").

        d. BASE RENT. Subtenant shall pay to Tenant base monthly rent of $14,833.46. Rent shall be payable at Tenant's address shown below, or such other place designated in writing by Tenant.

        e. PREPAID RENT. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $14,833.46 as prepaid rent, to be applied to the Rent due for the FIRST month of the Sublease.

        f. SECURITY DEPOSIT. Upon execution of this Sublease, Subtenant shall deliver to Tenant a security deposit in the amount of $14,833.46.

        g. PERMITTED USE. The Subleased Premises shall be used for THE PURPOSE OF A PHOTOGRAPHY STUDIO AND GENERAL OFFICE USE and for no other purpose without the prior written consent of Tenant.

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        h. NOTICE AND PAYMENT ADDRESSES:

        Tenant: SVG DISTRIBUTION, INC.
                19645 RANCHO WAY
                RANCHO DOMINGUS, CA 90220
                ATTN:  BOB RICHARDS

        Phone:  (206) 516-4330             Fax: (206) 516-4301
                ATTN: RICHARD SILVEIRA

        Subtenant:    PHOTODISC, INC.
                      2013 4TH AVENUE, SUITE 402
                      SEATTLE, WA 98121
                      ATTN:  FACILITIES

        Phone:        (206) 441-9355       Fax: (206) 441-9379

        Tenant and Subtenant agree to immediately notify each other of any notice that they receive from Landlord concerning the Subleased Premises, the Master Premises, the Master Lease, or this Sublease.

        i. SUBTENANT'S PRORATA SHARE. Subtenant's prorata share of any operating costs, additional rent, or other amounts payable by Tenant under the Master Lease are 100% of such amounts, based upon the rentable area of the Subleased Premises and the rentable area of the Master Premises.

2. TERM. Subtenant acknowledges that Tenant is obligated to obtain Landlord's prior written consent to this Sublease as provided in Section 11 below prior to Subtenant occupying the Subleased Premises, and Subtenant shall not occupy the Subleased Premises without the prior written consent of Landlord. SUBJECT TO OBTAINING LANDLORD'S PRIOR WRITTEN CONSENT PURSUANT TO PARAGRAPH 11 HEREOF, SUBTENANT SHALL HAVE A PERIOD OF TWENTY (20) DAYS PRIOR TO THE SUBLEASE COMMENCEMENT DATE, WITHOUT ANY OBLIGATION TO PAY RENT OR ADDITIONAL RENT UNDER THIS SUBLEASE, TO ENTER THE SUBLEASED PREMISES FOR THE PURPOSE OF INSTALLING ITS EQUIPMENT, DATA, TELECOMMUNICATIONS AND CABLING SYSTEMS AND TRADE FIXTURES. If Subtenant occupies the Subleased Premises before the Sublease Commencement Date, then the Sublease Commencement Date shall be the date of occupancy. If Tenant acts diligently to make the Subleased Premises available to Subtenant, neither Tenant nor any agent of Tenant shall be liable for any damage or loss due to Tenant's inability or failure to deliver possession of the Premises to Tenant as provided in this Sublease. In such case, the rent shall abate until delivery of possession, but the Sublease Termination Date shall not be extended by such delay. Notwithstanding the foregoing, if Tenant has not delivered possession to Subtenant within thirty (30) days after the Sublease Commencement Date, Subtenant may elect to cancel this

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Sublease by giving written notice to Tenant within 10 days after such time period ends. If Subtenant gives such notice, this Sublease shall be canceled, all prepaid rent and security deposits shall be refunded to Subtenant, and neither Tenant nor Subtenant shall have any further obligations to the other.

3. MASTER LEASE. Subtenant represents that it has read and is familiar with the terms of the Master Lease. This Sublease is subject and subordinate to the Master Lease. If the Master Lease terminates, this Sublease shall terminate. However, Tenant and Subtenant shall not do nor permit anything to be done which would cause the Master Lease to be terminated or forfeited prior to the Sublease Termination Date. If the Master Lease terminates or is forfeited as a result of a default or breach by Tenant or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination or forfeiture. Tenant's sole obligation with respect to Landlord's obligations under the Master Lease shall be TO USE ITS BEST EFFORTS AND EXERCISE DUE DILIGENCE in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of the Subtenant.

        A. Incorporation By Reference. The terms and conditions of this Sublease shall include various Sections of the Master Lease, which are incorporated into this Sublease as if fully set forth, except that: (i) each reference in such incorporated Sections to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Tenant" and "Subtenant", respectively; (iv) with respect to work, services, repairs, restoration, provision of insurance or the performance of any other obligation of Landlord under the Master Lease, the sole obligation of Tenant shall be to request the same in writing from Landlord as and when requested to do so by Subtenant, and to use TENANT'S BEST EFFORTS AND EXERCISE DUE DILIGENCE to obtain the Landlord's performance; (v) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease grants to Tenant a specified number of days to perform its obligations under the Lease, Subtenant shall have the SAME NUMBER OF DAYS to perform the obligation, including, without limitation, curing any defaults; and (vi) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from BOTH the Landlord and the Tenant and the approval of Tenant may be withheld, if the Landlord's consent is not obtained.

        The Following paragraphs of the Master Lease are hereby incorporated into this Sublease:

        Basic Lease Information Sections 1.1(b), (c), (d), (e), (f), (g), (h),
(i), (j), (k), (t), (u), (v), (y), and Section 1.2;

        Section 3.1, except that the first, second and last sentences hereby are deleted and Section 3.2;

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        Article 4,

        Article 5, except that (i) the references to "Landlord" in the first and third sentences of Section 5.1(b)(1), Section 5.1(b)(2), the first sentence of
Section 5.1(c)(2), the second, fourth, seventh and eight sentences of Section
5.2 and Section 5.3 shall mean only Landlord;

        Article 6, except that references to "Landlord" in Sections 6.1 shall mean only Landlord;

        Articles 7 through 9;

        Article 10, except that references to "Landlord" in the second sentence shall mean only Landlord;

        Article 11, except that references to "Landlord" in the third sentence shall mean only Landlord;

        Article 12, except that references to "Landlord" in Sections 12.1, 12.2,
12.3 and 12.4 shall mean only Landlord;

        Articles 13 through 16;

        Article 17, except that (i) references to "Landlord" shall mean only Landlord, and (ii) Subtenant shall not exercise the termination right set forth therein without providing prior written notice to Tenant;

        Article 18, except that (i) references to "Landlord" shall mean only Landlord, and (ii) Subtenant shall not exercise the termination right set forth in Section (c) without providing prior written notice to Tenant;

        Article 19, except that references to "Landlord" shall mean only
Landlord;

        Articles 20 through 25, except that references to "Landlord" in Article 24 shall mean only Landlord;

        Article 26, except that references to "Landlord" in the third sentence shall mean only Landlord;

        Article 27, except that (i) references to "Landlord" in the first sentence of Section 27.7 shall mean only Landlord; (ii) Section 27.12 is incorporated only for purposes of sending notices to Landlord; and (iii) Sections 27.19, 27.21 and 27.28 hereby are deleted;

        Exhibits A, B, D.

        B. Assumption of Obligations: This Sublease is and all times shall be subject and

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subordinate to the Master Lease and the rights of Landlord thereunder. Subtenant hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease; (ii) to perform all obligations on the part of the "Tenant" to be performed under the terms of the Master Lease during the term of this Sublease; and (iii) to hold Tenant free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys' and experts' fees) arising out of Subtenant's failure to comply with or to perform Subtenant's obligations hereunder or the obligations of the "Tenant" under the Master Lease as herein provided or to act or omit to act in any manner which will constitute a breach of the Master Lease.

4. WARRANTY BY TENANT. Tenant warrants and represents to Subtenant that the Master Lease has, ATTACHED HERETO AND INCORPORATED HEREIN AS EXHIBIT 2, not been amended or modified except as expressly set forth herein, that Tenant is not now, and as of the Sublease Commencement Date will not be, in default of any of the provisions of the Master Lease, and that Tenant has no knowledge of any claim by Landlord that Tenant is in default of any provisions of the Master Lease AND THAT TENANT SHALL CONTINUE TO PERFORM ITS OBLIGATIONS UNDER THE MASTER LEASE THROUGHOUT THE TERM OF THIS SUBLEASE, AND TO INDEMNIFY AND HOLD SUBTENANT HARMLESS FROM ALL LIABILITY, JUDGEMENTS, COSTS, DAMAGES, CLAIMS, DEMANDS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND EXPERTS' FEES) ARISING OUT OF TENANT'S FAILURE TO COMPLY WITH TENANTS' OBLIGATIONS UNDER THE MASTER LEASE OR THIS SUBLEASE.

5. ASSIGNMENT AND SUBLETTING. Subtenant shall not assign, sublet, encumber or otherwise transfer any interest in this Sublease or any part of the Subleased Premises (collectively referred to as a "Transfer"), EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 9 OF THE MASTER LEASE, AND NOT without first obtaining the written consent of Tenant, which shall not be unreasonably withheld or delayed, AND OF LANDLORD. Tenant may condition its consent on obtaining any required consent from Landlord, Subtenant satisfying any conditions on the Transfer imposed by Landlord, and such other reasonable conditions that Tenant may impose. No Transfer shall relieve Subtenant of any liability under this Sublease notwithstanding Tenant's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Tenant's consent to any subsequent Transfer. SUBTENANT SHALL PAY TO TENANT, AS ADDITIONAL RENT, ONE HUNDRED PERCENT (100%) OF ALL EXCESS RENTS RECEIVED BY SUBTENANT. AS USED HEREIN, THE TERM "EXCESS RENTS" SHALL MEAN ALL RENTS AND OTHER CONSIDERATION PAYABLE BY A SUBTENANT OR ASSIGNEE TO SUBTENANT IN CONNECTION WITH THE ASSIGNMENT OR SUBLET, LESS ALL REASONABLE MARKETING COSTS INCLUDING COMMISSIONS AND TENANTS IMPROVEMENTS.

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As a condition to the Landlord's and Tenant's approval, if given, any potential assignee or sublessee otherwise approved shall assume all obligations of Subtenant under this Sublease and shall be jointly and severally liable with Subtenant and any guarantor, if required, for the payment of rent and other charges due hereunder and performance of all terms of this Sublease. In connection with any Transfer, Subtenant shall provide Landlord and Tenant with copies of all assignments, subleases and assumption instruments.

        6. ADDITIONAL CHARGES. AS LIMITED BY SECTION 3 OF THIS SUBLEASE, THE PREMISES WILL BE FURNISHED WITH THE SERVICES SET FORTH IN ARTICLE 12 AND JANITORIAL AND OTHER SERVICES SET FORTH IN ARTICLE 12 WILL BE PROVIDED TO THE BUILDING AND COMMON AREAS. SUBTENANT SHALL BE RESPONSIBLE FOR PROVIDING JANITORIAL SERVICES FOR THE PREMISES. If Tenant shall be charged for additional rent or other sums pursuant to ARTICLE 5 of the Master Lease, Subtenant shall be liable for it prorata share stated in Section 1.i above of such additional rent or sums. If any such rent or sums shall be due to excessive use by Subtenant of utilities or services provided to the Subleased Premises, as reasonably determined by Tenant, such excess shall be paid in its entirety by Subtenant. If Subtenant shall procure any additional service for the Subleased Premises, including but not limited to after-hour HVAC services, Subtenant shall pay for same at the rates charged by Landlord and shall make such payment to Tenant or Landlord, as Tenant shall direct. Any rent or other sums payable by Subtenant under this section shall be additional rent and collectible as such. If Tenant shall receive any refund for additional rent or sums paid under the Master Lease, Subtenant shall be entitled to the return of so much thereof as shall be attributable to prior payments by Subtenant. Tenant shall, upon request by Subtenant, furnish Subtenant with copies of all statements submitted by Landlord of actual or estimated additional rent or sums.

Notwithstanding anything herein contained, the only services or utilities to which Subtenant is entitled under this Sublease are those to which Tenant is entitled under the Master Lease.

7.      GENERAL

        a. BROKER'S FEES. TENANT AND Subtenant represent and warrant to EACH OTHER that THEY HAVE not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Sublease other than as disclosed in Section 10 or elsewhere in the Sublease. TENANT AND Subtenant agree to indemnify and hold EACH OTHER harmless against any loss, cost, liability or expense incurred by THE OTHER as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of THE OTHER.

        b. ENTIRE AGREEMENT. This Sublease, which incorporates portions of the Master Lease, contains all of the covenants and agreements between Tenant and Subtenant relating to the Subleased Premises. No prior or contemporaneous agreements or understanding pertaining to the Sublease shall be valid or of any force or effect and the covenants and agreements of this

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Sublease shall not be altered, modified, or added to except in writing signed by
Tenant and Subtenant.

        c. NO RECORDATION. This Sublease shall not be recorded by either party.

        d. SEVERABILITY. Any provision of this Sublease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Sublease.

        e. GOVERNING LAW. This Sublease shall be governed by and construed in accordance with the laws of the State of Washington.

        f. SUBMISSION OF SUBLEASE FORM NOT AN OFFER. One party's submission of this Sublease to the other for review shall not constitute an offer to sublease the Subleased Premises. This Sublease shall not become effective and binding upon Tenant and Subtenant until it has been fully signed by both Tenant and Subtenant, and consented to IN WRITING by Landlord.

        g. AUTHORITY OF PARTIES. Any individual signing this Sublease on behalf of EITHER TENANT OR SUBTENANT represents and warrants to the other that such individual has authority to do so and, upon such individual's execution, that this Sublease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

8. EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Sublease:

Exhibit 1      Legal Description of Master Premises
Exhibit 2      Master Lease
Exhibit 3      Outline of Subleased Premises

9. AGENCY DISCLOSURE. At the signing of this Sublease

Tenant's Agent              LEIGH CALLAGHAN OF COLLIERS INTERNATIONAL
               -----------------------------------------------------------------
                      (Insert name of Licensee and Company name as licensed)

represented                      BOTH TENANT AND SUBTENANT
            --------------------------------------------------------------------
                   (Insert Tenant, Subtenant, both Tenant and Subtenant,
                             or neither Tenant nor Subtenant)

and Subtenant's Licensee        LEIGH CALLAGHAN OF COLLIERS INTERNATIONAL
                        --------------------------------------------------------
                         (Insert name of Licensee and Company name as licensed)

represented                        BOTH TENANT AND SUBTENANT
            --------------------------------------------------------------------
                     (Insert Tenant, Subtenant, both Tenant and Subtenant,
                                   or neither Tenant nor

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Subtenant)

Tenant's Agent and Subtenant's Licensee are the same salesperson representing both parties, AND both Tenant and Subtenant confirm THEIR consent to that salesperson and his/her Broker acting as dual agents. Tenant and Subtenant confirm their receipt of the pamphlet entitled "The Law of Real Estate Agency."

10. BROKER PROVISIONS AND COMMISSION AGREEMENT.

Tenant shall pay a commission to Colliers ("Broker") in the amount stated in a separate listing agreement or, if there is no listing agreement, then (check one):

[X] $_______ / TWO PERCENT (2%) of the gross rent payable pursuant to Section 1(d).

Tenant's Successor shall be obligated to pay any unpaid commissions upon any Transfer of this Sublease and any such Transfer shall not release the transferrer from liability to pay such commissions. If Tenant's Broker is required to employee an attorney to enforce or declare its rights under this Section, the prevailing party in any such action shall be entitled to recover its reasonable attorneys' fees, in an amount determined by the court.

TENANT'S BROKER AND AGENT AND SUBTENANT'S BROKER AND LICENSEE HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THIS SUBLEASED PREMISES, THE MEANING
OF THE TERMS AND CONDITIONS OF THIS SUBLEASE, LANDLORD'S TENANT'S OR SUBTENANT'S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE SUBLEASED PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD, TENANT AND SUBTENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS SUBLEASE.

11. CONSENT BY LANDLORD. This Sublease shall be of no force or effect unless consented to by Landlord IN WRITING within FIFTEEN (15) days of execution BY BOTH PARTIES. IF TENANT, USING REASONABLE EFFORTS, HAS NOT OBTAINED LANDLORD'S CONSENT WITHIN THE FIFTEEN (15) DAY PERIOD, EITHER PARTY MAY TERMINATE THIS SUBLEASE, AND TENANT SHALL RETURN TO SUBTENANT ALL SUMS PAID BY SUBTENANT TO TENANT IN CONNECTION WITH ITS EXECUTION OF THIS SUBLEASE.

12. FURNITURE. The parties acknowledge and agree that the furniture located on the Subleased Premises and more particularly described on Exhibit F to the Master Lease is owned by Landlord and PROVIDED AT NO CHARGE to Tenant ("Furniture") under this Sublease pursuant to rider 35 of the Lease. Subtenant hereby assumes all risks and obligations set forth in Rider 35. SUBTENANT, IN ITS SOLE DISCRETION, MAY DECIDE NOT TO USE THE FURNITURE, HOWEVER, IF SUBTENANT CHOOSES NOT TO USE THE FURNITURE, SUBTENANT MUST PAY TO HAVE THE FURNITURE PROFESSIONALLY

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DISASSEMBLED. TENANT SHALL BE RESPONSIBLE FOR ALL COSTS ASSOCIATED WITH MOVING
AND STORAGE THE DISASSEMBLED FURNITURE TO A LOCATION OUT OF THE PREMISES. TENANT SHALL BE RESPONSIBLE FOR MOVING AND STORING THE FURNITURE IN A TIMELY MANNER.

13. NO OPTION TO EXTEND. The parties acknowledge that Subtenant shall have no option to extend the Term of the Sublease.

14. LATE CHARGE. If Subtenant fails to pay Tenant any amount due hereunder within seven (7) days after the due date, Subtenant shall pay Tenant upon demand a late charge equal to ONE PERCENT (1%) of the delinquent amount. In addition, Subtenant shall pay to Tenant interest on all amounts due, at the rate of fifteen percent (15%) per annum or the maximum rate allowed by law, whichever is less (the "Interest Rate"), from the due date to and including the date of the payment. The parties agree that the foregoing late charge represents a reasonable estimate of the costs and expense which Tenant will incur in processing each delinquent payment. Tenant's acceptance of any interest or late charge shall not waive Subtenant's default in failing to pay the delinquent amounts.

15. REPAIRS. TENANT SHALL HAVE THE SUBLEASED PREMISES CLEANED BY A JANITOR TO A LEVEL CONSISTENT WITH THE PREMISES' CURRENT JANITORIAL SPECIFICATIONS WITH WITHIN ONE (1) WEEK PRIOR TO THE SUBLEASE COMMENCEMENT DATE. EXCEPT AS SET FORTH IN THIS PARAGRAPH, Subtenant shall accept the Subleased Premises in its then-existing, condition, and Tenant shall have no obligation whatsoever to make or pay the costs of any alterations, improvements or repairs to the Subleased Premises (after the Subtenant accepts the Subleased Premises,) including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including, without limitation, the Americans With Disabilities Act of 1990 ("ADA"). SUBTENANT SHALL LOOK SOLELY TO THE LANDLORD FOR THE PERFORMANCE OF ANY REPAIRS REQUIRED TO BE PERFORMED BY LANDLORD UNDER THE TERMS OF THE MASTER LEASE. IT IS AGREED THAT BOTH SUBTENANT AND TENANT SHALL WALK THROUGH THE PREMISES TO VERIFY THE EXISTENCE OF ANY AREAS IN NEEDS OF REPAIR PRIOR TO SUBTENANT OCCUPANCY SHALL BE REPAIRED BY TENANT AND/OR LANDLORD.

16. INDEMNITIES

        A. SUBTENANT'S INDEMNIFICATION. Except to the extent caused by Tenant's negligence or willful misconduct, Subtenant shall indemnify, protect, defend with counsel reasonably acceptable to Tenant and hold harmless Tenant from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) use, occupancy or condition of the Subleased Premises, (ii) the negligence or willful misconduct of Subtenant or its employees, contractors, agents or invitees, or (iii) a breach of Subtenant's obligations under this Sublease; or (iv) a breach of Subtenant's obligations under the Master Lease; or (v) any

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Hazardous Substances (as defined in Section 8.2 of the master lease) used, stored, released, disposed, generated or transported by Subtenant, its agents, employees, contractors or invitees in, on or about the Subleased Premises.

        B. TENANT'S INDEMNIFICATION. Except to the extent caused by Subtenant's negligence or willful misconduct, Tenant shall indemnify, protect, defend with counsel reasonably acceptable to SUBTENANT and hold SUBTENANT harmless from and against any and all claims, liabilities, judgments, causes of action, damages costs and expenses (including reasonable attorneys' and experts' fees ), caused by or arising in connection with: (i) a breach of Tenant's obligations under this Sublease or (ii) a breach of Tenant's obligations as Tenant under the Master Lease , or (iii) the negligence or willful misconduct of Tenant, its employees, contractors, agents or invitees occurring on or about the Subleased Premises; or (iv) Hazardous Substances used, stored or disposed of on or about the Subleased Premises by Tenant prior to the Commencement Date.

17. RIGHT TO CURE DEFAULTS. If Subtenant fails to pay any sum of money to Tenant, or fails to perform any other act on its part to be performed hereunder, then Tenant may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed additional rent payable by Subtenant to Tenant upon demand, together with interest thereon at the Interest Rate from the date of the expenditure until repaid.

18. USE. Subtenant may use the Subleased Premises only for the uses permitted in
Section 1 (g) of this Sublease and no other purpose. Consistent with the permitted use of the Subleased Premises as a photography studio, Subtenant shall be permitted to install black canvas window coverings on all windows it deems necessary. Subtenant shall comply with all reasonable rules and regulations promulgated from time to time by Landlord.

19. EFFECT OF CONVEYANCE. As used in this Sublease, the term "Tenant" means the holder of the tenant's interest under the master Lease. In the event of any transfer of said tenant's interest, the Tenant shall be and hereby is entirely relieved of all covenants and obligations of the Tenant hereunder, and it shall be deemed an construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants

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and obligations thereafter to be performed by Tenant hereunder. Tenant shall transfer and deliver any security of Subtenant to the transferee of said tenant's interest in the Master Lease, and thereupon the Tenant shall be discharged from any further liability with respect thereto.

20. IMPROVEMENTS. No alteration or improvements shall be made to the Subleased Premises except in accordance with this Sublease and the Master Lease, and with the prior written consent of both Landlord and Tenant, with the Landlord and Tenants consent not to be unreasonably withheld. Upon the expiration or earlier termination of this Sublease, Subtenant shall be responsible for removing any improvements installed in the Subleased Premises by Subtenant, and restoring the Subleased Premises to its condition as of the Commencement Date, unless Landlord notifies Subtenant in writing that such improvements may remain. This includes replacing any carpet that is removed by the Subtenant during the term of this Sublease. At the time Subtenant requests Landlord and Tenants approval to any proposed alterations, additions or improvements to the Premises, Subtenant may also request in writing that Tenant and Landlord confirm whether or not Tenant and Landlord will require the proposed alternations, additions or improvements to be removed from the Premises pursuant to the proceeding sentence.

21. RELEASE AND WAIVER OF SUBROGATION. Tenant and Subtenant hereby release each other from any injury to persons, damage to property, or loss of any kind which is caused by or results from any risk insured against under any valid and collectable insurance policy carried by either party, which contains a waiver of subrogation by the insurer; provided, however, that such liability shall be released only to the extent that the damages are covered by such insurance, and only if the insurance permits such partial release. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use its best efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery against the other party and its agents and employees in connection with any damage or injury covered by such policy, and each party shall notify the other party if it is unable to obtain such a waiver of subrogation. Tenant shall not be liable to Subtenant, nor shall Subtenant be entitled to terminate this Sublease or to abate Rent for any reason, including without limitation: (i) Failure or interruption of any utility system or service; or (ii) failure of Landlord to maintain the Subleased Premises as may be required under the Mater Lease. If Tenant and Subtenant are corporations or other forms of business entity, then obligations of Tenant and Subtenant shall not constitute the personal obligations of the officers, directors, trustees, partners, joint ventures, members, owners, stockholders or other principals or representatives of such business entity.

22. DEFAULT. Subtenant's performance of each of its obligations under this Sublease constitutes a condition as well as a covenant, and Subtenant's right to continue in possession of the Subleased Premises is conditioned upon such performance. In addition, Subtenant shall be in material default of its obligations under this Sublease if Subtenant is responsible for the occurrence of any of the events of default set forth in Section 25.1 of the Master Lease.

23. REMEDIES. In the event of any default by Subtenant under this Sublease (including, without limitation, a default pursuant to Section 25.1 of the Master Lease), Tenant shall have all remedies provided by applicable law, including, without limitation, all rights pursuant to Section 25.2 of the Master Lease. Tenant may resort to its remedies cumulatively or in the alternative.

24. SURRENDER. On or before the Sublease Termination Date, Subtenant shall remove all of its trade fixtures and shall surrender the Subleased Premises to Tenant in the condition received, free of Hazardous Substances, reasonable wear and tear excepted. If the Subleased Premises are not so surrendered, then Subtenant shall be liable to Tenant for all costs incurred by Tenant in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Subtenant shall indemnify, defend, protect and hold harmless Tenant against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys' and experts' fees) resulting from Subtenant's delay in surrendering the Subleased Premises. IF SUBTENANT IS NOT IN DEFAULT AT THE EXPIRATION OR TERMINATION OF THIS SUBLEASE, TENANT SHALL PROMPTLY RETURN THE SECURITY DEPOSIT TO SUBTENANT WITHIN THIRTY
(30) DAYS AFTER THE EXPIRATION OR TERMINATION OF THIS SUBLEASE.

25. SEVERABILITY. If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

26. AMENDMENT. This Sublease may not be amended except by the written agreement of all parties hereto.

27. ATTORNEYS' FEES. If either Tenant or Subtenant shall bring any action or legal proceeding to enforce, protect or establish any term or covenant of this Sublease, the prevailing party shall be entitled to recover its reasonable attorneys' fees, court costs and experts' fees as may be fixed by the court. "Prevailing party" as used in this Sublease includes a party who dismisses an action for recovery hereunder in exchange for sums allegedly due, performance of covenants allegedly breached or consideration SUBSTANTIALLY equal to the relief sought in the action.

28. SUCCESSORS AND ASSIGNS: THE COMMENTS AND AGREEMENTS HEREIN SHALL BIND AND INURE TO THE BENEFIT OF TENANT, SUBTENANT AND THEIR SUCCESSORS AND ASSIGNS.

29. GOVERNING LAW: THIS SUBLEASE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON.

30. QUIET ENJOYMENT: TENANT COVENANTS AND AGREES THAT IF SUBTENANT PERFORMS ALL THE COVENANTS AND CONDITIONS UNDER THIS SUBLEASE, SUBTENANT SHALL AND MAY PEACEABLY AND QUIETLY HAVE, HOLD AND ENJOY THE PREMISES.

31. COUNTERPART EXECUTION: THIS SUBLEASE MAY BE EXECUTED BY TENANT AND SUBTENANT WITH ONE OR MORE COUNTERPARTS, AND ALL SUCH COUNTERPARTS SHALL CONSTITUTE A

SINGLE INSTRUMENT.

32. AMENDMENT OF MASTER LEASE: EXCEPT AS TO PORTIONS OF THE BUILDING WHICH ARE NOT PART OF THE SUBLEASE PREMISES, TENANT SHALL NOT AMEND OR OTHERWISE MODIFY THE MASTER LEASE WITHOUT APPROVAL OF SUBTENANT.



TENANT: SVG DISTRIBUTION, INC.            SUBTENANT: PHOTODISC, INC.
        A CALIFORNIA CORPORATION                     A WASHINGTON CORPORATION


By:                                       By:
    ----------------------------------       -----------------------------------
    Richard Silveira

Its: PRESIDENT                            Its:
                                              ----------------------------------

                               LANDLORD'S CONSENT

      Landlord consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Landlord represents that the Master Lease, ATTACHED HERETO AND INCORPORATED HEREIN AS EXHIBIT 2, constitutes the entire agreement of Landlord and Tenant concerning the leasing of the Master Premises, and has not been amended or modified except as expressly set forth in Exhibit 2. Landlord further represents that, to Landlord's knowledge, Tenant is currently in full compliance with its obligations under the Master Lease.


      LANDLORD:         1000 INVESTMENT ASSOCIATES

      LANDLORD:

            By:
                -----------------------------------------

            Its:
                -----------------------------------------

STATE OF WASHINGTON           )
                              ) ss.
COUNTY OF ____________________)

     I certify that I know or have satisfactory evidence that _______________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged as the ________________ of _________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED: _____________________

(Seal or stamp)                    ____________________________________________
                                   Printed Name: ______________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at ____________________
                                   My Commission expires: _____________________



STATE OF WASHINGTON           )
                              ) ss.
COUNTY OF ____________________)

     I certify that I know or have satisfactory evidence that _______________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged as the ________________ of _________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED: _____________________

(Seal or stamp)                    ____________________________________________
                                   Printed Name: ______________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at ____________________
                                   My Commission expires: _____________________

STATE OF WASHINGTON           )
                              ) ss.
COUNTY OF ____________________)

     I certify that I know or have satisfactory evidence that _______________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ________________ of _________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED: _____________________, ____________.

(Seal or stamp)                    ____________________________________________
                                   Printed Name: ______________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at ____________________
                                   ____________________________________________
                                   My Commission expires: _____________________


STATE OF WASHINGTON           )
                              ) ss.
COUNTY OF ____________________)

     I certify that I know or have satisfactory evidence that _______________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ________________ of _________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED: _____________________, ___________.

(Seal or stamp)                    ____________________________________________
                                   Printed Name: ______________________________
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at ____________________
                                   ____________________________________________
                                   My Commission expires: _____________________

STATE OF WASHINGTON      )
                                ) ss.
COUNTY OF ____________________  )

     I certify that I know or have satisfactory evidence that ________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the __________________________________ of _____________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
     DATED: ____________________________________, ______________________.

(Seal or stamp)


                               _________________________________________________
                               Printed Name: ___________________________________
                               NOTARY PUBLIC in and for the State of Washington, residing at __________________________
                               My Commission expires: __________________________


STATE OF WASHINGTON      )
                                ) ss.
COUNTY OF ____________________  )

     I certify that I know or have satisfactory evidence that ________________ is the person who appeared before me and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the __________________________________ of _____________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
     DATED: ____________________________________, ______________________.

(Seal or stamp)

                               _________________________________________________
                               Printed Name: ___________________________________
                               NOTARY PUBLIC in and for the State of Washington, residing at __________________________
                               My Commission expires: __________________________

                               SUBLEASE AGREEMENT
                                  (CONTINUED)

                                   EXHIBIT 1
                     [Legal Description of Master Premises]

LEGAL DESCRIPTION OF THE LAND

Lots 1,2,3 and 4, Block 39, Heirs of Sarah A. Bell's Second Addition as recorded in Volume 1 of Plats, Page 121, Records of King County, Washington together with a portion of the vacated alley adjoining and further outlined on Exhibit "A" attached hereto and made a part of this Lease.

                               SUBLEASE AGREEMENT
                                  (CONTINUED)

                                   EXHIBIT 2
                                 [Master Lease]

                               SUBLEASE AGREEMENT
                                  (CONTINUED)

                                   EXHIBIT 3
                      [Outline of the Subleased Premises]


                                       20